Exhibit 10.7

AMENDMENT 2007-1
TO THE
PMA CAPITAL CORPORATION RETIREMENT SAVINGS EXCESS PLAN
(As Amended and Restated Effective January 1, 2000)

WHEREAS, PMA Capital Corporation (the “Company”) maintains the PMA Capital Corporation Retirement Savings Excess Plan (the “Plan”) for the purpose of providing certain eligible employees of the Company and certain of its participating affiliates with benefits that would be provided under the PMA Capital Corporation Retirement Savings Plan but for the limitations imposed by Sections 401(k), 401(m), 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Plan was most recently amended and restated effective January 1, 2000 and has since been modified by the First Amendment thereto effective January 1, 2003, by the Second Amendment thereto effective January 1, 2004, by the Third Amendment thereto effective January 1, 2006, and by the Fourth Amendment thereto effective January 1, 2006; and

WHEREAS, the Company desires to clarify the vesting of the Employer Matching Credits, Retirement Credits and investment earnings attributable thereto under the Plan; and

WHEREAS, under Sections 8.1(a) and 10.4 of the Plan, the Company has reserved the right to amend the Plan with respect to all Participating Companies at any time, subject to certain inapplicable limitations;

NOW, THEREFORE, effective as provided herein, the Company hereby amends the Plan as follows:

I.	Section 2.35 of the Plan shall be added effective January 1, 2007 to read as follows:

“2.35       Year of Service shall have the same meaning given to such term under the Qualified Plan.

II.	Section 5.1 of the Plan is amended in its entirety, effective as provided herein, to read as follows:

“5.1         Vesting.

(a)           Pre-Tax Credits.  A Participant shall be 100% vested in the portion of his or her Excess Retirement Savings Plan Account attributable to Pre-Tax Credits and related earnings at all times.

(b)           Employer Matching Credits.  (1)  Participants who first become Eligible Employees prior to June 1, 2007 shall be 100% vested in the portion of their Excess Retirement Savings Plan Accounts attributable to Employer Matching Credits and related earnings at all times.

(2)           For Participants who first become Eligible Employees on or after June 1, 2007, a Participant’s interest in the portion of his or her Excess Retirement Savings Plan Account attributable to Employer Matching Credits and related earnings shall be vested and nonforfeitable as follows:

Number of Years of Service	Vested Percentage
Less than 1	0%
1 but less than 2	10%
2 but less than 3	40%
3 but less than 4	60%
4 but less than 5	80%
5 or more	100%

(c)           Retirement Credits.  A Participant’s interest in the portion of his or her Excess Retirement Savings Plan Account attributable to Retirement Credits and related earnings shall be vested and nonforfeitable as follows:

(1)           For Participants who ceased to be Eligible Employees prior to January 1, 2007, in accordance with the following schedule:

Number of Years of Service	Vested Percentage
Less than 5	0%
5 or more	100%

(2)           For Participants who are or who first become Eligible Employees on or after January 1, 2007, in accordance with the following schedule:

Number of Years of Service	Vested Percentage
Less than 1	0%
1 but less than 2	20%
2 but less than 3	40%
3 but less than 4	60%
4 but less than 5	80%
5 or more	100%

(d)           Notwithstanding the foregoing, a Participant’s interest in his or her entire Excess Retirement Savings Plan Account, including Employer Matching Credits, Retirement Credits and related investment earnings, shall be 100% vested and nonforfeitable if, while an Eligible Employee, the Participant dies, becomes Totally Disabled or attains his or her Normal Retirement Date.”

IN WITNESS WHEREOF, PMA CAPITAL CORPORATION has caused these presents to be duly executed, under seal, this 8th day of August, 2007.

Attest:	PMA CAPITAL CORPORATION
[SEAL]

/s/ Andrew J. McGill
Andrew J. McGill
Vice President, Human Resources